Exhibit 10.6

Execution Version

EXCHANGE AGREEMENT

Dated as of September 8, 2022

by and among

EVO TRANSPORTATION & ENERGY SERVICES, INC.,

And

THE NOTEHOLDER SET FORTH HEREIN

TABLE OF CONTENTS

Page

Article I
DEFINITIONS

Section 1.1 Definitions 1

Article II
EXCHANGE

Section 2.1 Exchange of Existing Promissory Note 5

Section 2.2 Closing 5

Section 2.3 Acknowledgements 6

Article III
REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company 7

Section 3.2 Representations and Warranties of the Noteholder 9

Article IV
COVENANTS

Section 4.1 Further Assurances 10

Article V
TERMINATION

Section 5.1 Termination 11

Article VI
MISCELLANEOUS

Section 6.1 Noteholder Release 12

Section 6.2 Survival of Representations and Warranties 12

Section 6.3 Assignment; Binding Effect 12

Section 6.4 Choice of Law 12

Section 6.5 Consent to Jurisdiction and Service of Process 13

Section 6.6 Notices 13

Section 6.7 Headings 14

Section 6.8 Fees and Expenses 14

Section 6.9 Entire Agreement 14

Section 6.10 Interpretation 14

Section 6.11 Disclosure 15

Section 6.12 Waiver and Amendment 15

Section 6.13 Counterparts; Facsimile and PDF Signatures 15

Section 6.14 Third-Party Beneficiaries 15

i

Section 6.15 Severability 15

Section 6.16 Specific Performance 15

Section 6.17 Limited Disclosure 16

INDEX \e " " \c "1" \z "2057"

LEGAL_US_E # 165502981.3

TABLE OF CONTENTS

Page

Action 1.1

Affidavit of Loss 1.1

Affiliate 1.1

Agreement Preamble

Antara 1.1

Business 1.1

Business Day 1.1

Certificate or Instrument 1.1

Closing 2.3(a)

Closing Date 2.3(a)

Company Preamble

Company Certificate of Incorporation 1.1

Company Common Stock 1.1

Contract 1.1

e-mail 6.5

Encumbrance 1.1

Event 1.1

Exchange Recitals

Exchanged Notes Recitals

Exchanged Securities 1.1

Existing Promissory Note Recitals

Governmental Entity 1.1

IRS 1.1

Law 1.1

Liabilities 1.1

Material Adverse Effect 1.1

Noteholder Preamble

Ordinary Course of Business 1.1

Permitted Encumbrances 1.1

Person 1.1

Released Person 6.1

Securities Act 1.1

Subsidiary 1.1

Takeback Promissory Note Recitals

Takeback Promissory Note Issuance Recitals

Tax 1.1

Tax Return 1.1

Taxing Authority 1.1

Transaction Documents 1.1

Transactions Recitals

Warrant Issuance Recitals

Warrants 1.1

THIS EXCHANGE AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of September 8, 2022, by and among (a) EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), and (b) the beneficial owner of the Existing Promissory Note as identified on the signature pages hereto (the “Noteholder”). Unless otherwise set forth in this Agreement, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Section 1.1.

RECITALS

WHEREAS, the Company as issuer thereunder has heretofore executed and delivered a promissory note, dated as of August 21, 2018 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Existing Promissory Note”), providing for the issuance of 9% Secured Notes due July of 2020;

WHEREAS, the Noteholder is the beneficial owner of the principal amount of the Existing Promissory Note set forth opposite such Noteholder’s name on Schedule 1 attached hereto in the column entitled “Exchanged Promissory Note”; and

WHEREAS, at the Closing, upon the terms and subject to the conditions set forth in this Agreement, the parties hereto desire to have the Existing Promissory Note that the Noteholder beneficially owns be cancelled, extinguished, discharged and satisfied in full by the Company in exchange for the issuance and delivery by the Company to such Noteholder of (x) Warrants to purchase the number of shares of Company Common Stock set forth opposite the name of such Noteholder on Schedule 1 attached hereto in the column entitled “14C Warrant Shares” (the “Exchange”), (y) a new promissory note, in the form attached hereto as Exhibit A (the “Takeback Promissory Note”), providing for the issuance of 3% Unsecured Notes due 2027 of the Company in the principal amount set forth opposite the name of such Noteholder on Schedule 1 attached hereto in the column entitled “Takeback Promissory Note” (such issuance the “Takeback Promissory Note Issuance”), and (z) Warrants to acquire the number of shares of Company Common Stock set forth opposite the name of such Noteholder on Schedule 1 attached hereto in the column entitled “Additional Warrant Shares” (such issuance the “Warrant Issuance” and, together with the Takeback Promissory Note Issuance and the Exchange, the “Transactions”).

NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

Article I

DEFINITIONS
Section 1.1
Definitions.

For purposes of this Agreement, the following terms, when used in this Agreement and the Exhibits, Schedules, and other documents delivered in connection herewith, have the meanings assigned to them in this Section 1.1.

“Action” means any action, claim, complaint, investigation, petition, suit, mediation, alternative dispute resolution procedure, hearing, audit, inquiry, examination or other proceeding of any nature, whether civil, criminal, administrative or otherwise, in law or in equity, by or before any Governmental Entity.

“Affidavit of Loss” means an Affidavit of Loss of Promissory Note in the form attached hereto as Exhibit B.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person; and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by Contract or otherwise.

“Antara” means Antara Capital LP.

“Business” means the business of the Company and its Subsidiaries as conducted by the Company and its Subsidiaries as of the date of this Agreement.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by Law to close.

“Certificate or Instrument” means any certificate or instrument delivered pursuant to this Agreement, it being understood that any separate agreement to be executed and delivered pursuant to this Agreement that on its terms survives the Closing or includes obligations to be performed or complied with after the Closing shall not be deemed to be a Certificate or Instrument for purposes of Section 6.1 of this Agreement.

“Company Certificate of Incorporation” means the Company’s Certificate of Incorporation, dated as of October 22, 2010, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Company Common Stock” means the common stock, par value $0.0001 per share under the Company Certificate of Incorporation.

“Contract” means any legally binding agreement, contract, indenture, instrument, lease, license, arrangement, undertaking, loan or note, or other obligation, whether written or oral, including all amendments thereto.

“Encumbrance” means any charge, covenant, easement, encumbrance, pledge, security interest, mortgage, deed of trust, hypothecation, lien, defect in title, restriction on transfer or other similar restriction or right of any kind or nature, whether voluntarily incurred or imposed by or arising under Contract or Law.

“Event” means any event, change, effect, occurrence, development, circumstance, condition, result, state of fact or change of fact.

“Exchanged Securities” means, collectively, the Warrants to purchase the 14C Warrant Shares, Takeback Promissory Note and Warrants to purchase the Additional Warrant Shares.

“Governmental Entity” means any applicable federal, state, local or foreign government or any agency, bureau, board, commission, court or arbitral body, department, political subdivision, regulatory or administrative authority, tribunal or other instrumentality thereof, or any self-regulatory organization.

“IRS” means the United States Internal Revenue Service and, to the extent relevant, the United States Department of Treasury.

“Law” means, in any applicable jurisdiction, any applicable statute or law (including common law), ordinance, rule, treaty, code or regulation and any decree, injunction, judgment, order, ruling, assessment, writ or other legal requirement, in any such case, of any applicable Governmental Entity.

“Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, known or unknown, absolute or contingent, matured or unmatured or determined or determinable.

“Material Adverse Effect” means any Event occurring after the date of this Agreement that individually, or together with all other Events occurring after the date of this Agreement, has had, or would reasonably be expected to have, a material adverse effect on either (a) the business, operations, finances, properties, condition (financial or otherwise), assets, liabilities or prospects of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction.

“Ordinary Course of Business” means the ordinary and usual course of day-to-day operations of the Business consistent with past practice.

“Permitted Encumbrances” means (a) all statutory or other liens for Taxes which are not yet due and payable; (b) all cashiers’, landlords’, workmens’, repairmens’, mechanics’, warehousemens’ and carriers’ liens and other similar liens imposed by Law and incurred in the Ordinary Course of Business for amounts not yet due and payable; (c) all pledges, deposits or other liens securing the performance of bids, trade contracts, leases or statutory obligations (including workers’ compensation, unemployment insurance or other social security legislation), in each case, relating to obligations not yet due and payable and which would not, in the aggregate, be material to the Business; (d) all zoning, entitlement, conservation restriction and other land use and environmental regulations by Governmental Entities which do not, and would not reasonably be expected to, materially impair the current use or value of any of the properties or assets of the Company or any of its Subsidiaries; (e) all covenants, conditions, restrictions, easements, charges, rights-of-way, defects or imperfections of title and other Encumbrances of record that do not, and would not reasonably be expected to, materially impair the current use or value of any of the properties or assets of the Company or any of its Subsidiaries; (f) Encumbrances in favor of a bank or other financial institution encumbering deposits or other funds maintained with a bank or other financial institution; (g) purchase money liens on inventory that are incurred in the Ordinary Course of Business and do not secure indebtedness; and (h) Encumbrances arising out of, under or in connection with applicable federal, state and/or local securities Laws.

“Person” means an individual, a partnership, a joint venture, a limited liability company, a corporation, a trust, an unincorporated organization, a group, a Governmental Entity, or any legal entity or association.

“Securities Act” means the Securities Act of 1933, as amended and including any rule or regulation promulgated thereunder.

“Subsidiary” means, as of any time of determination and with respect to any specified Person, (a) any corporation more than fifty percent (50%) of the voting power of the voting stock of which is, as of such time, directly or indirectly owned by such Person, (b) any limited liability company, partnership, limited partnership, joint venture, association, or other entity in which such Person, directly or indirectly, owns more than fifty percent (50%) of the equity economic interest thereof, or (c) any corporation, limited liability company, partnership, limited partnership, joint venture, association, or other entity in which such Person, directly or indirectly, has the power to elect or direct the election of more than fifty percent (50%) of the members of the board of directors, board of managers, managing member, general partner or similar governing body of such entity as of such time.

“Tax” means any and all taxes of any kind whatsoever, including all foreign, federal, state, county, or local income, sales and use, excise, franchise, ad valorem, value added, real and personal property, unclaimed property, gross income, gross receipt, capital stock, production, license, estimated, environmental, business and occupation, disability, employment, payroll, severance, withholding or all other taxes or assessments, fees, duties, levies, customs, tariffs, imposts, obligations and charges of the same or similar nature of the foregoing, including all interest, additions, surcharges, fees or penalties related thereto.

“Tax Return” means a report, return, claim for refund, amended return, combined, consolidated, unitary or similar return or other information filed or required to be filed with a Taxing Authority with respect to Taxes, including any schedule or attachment thereto or amendment thereof.

“Taxing Authority” means the IRS and any other Governmental Entity responsible for the administration of any Tax.

“Transaction Documents” means, collectively, (a) this Agreement, (b) the Takeback Promissory Note, (c) the Warrants, and (d) all instructions, certificates, and other documents contemplated by this Agreement in connection with the Transactions.

“Warrants” means warrants to purchase the number of Company Common Stock set forth opposite the name of such Noteholder on Schedule 1 attached hereto in the columns entitled “14C Warrant Shares” and “Additional Warrant Shares”.

Article II

EXCHANGE
Section 2.1
Exchange of Existing Promissory Note. The Company and the Noteholder hereby agree that, upon the terms and subject to the satisfaction or waiver, if permissible, of the conditions hereof, at the Closing, the Existing Promissory Note that the Noteholder beneficially owns shall be cancelled, extinguished, discharged and deemed satisfied in full by the Company, and all security interests, liens, mortgages, pledges, charges or other encumbrances granted to the Noteholder in connection with the Existing Promissory Note and any related instruments shall be automatically and irrevocably released and terminated without any further action by any party, in exchange for the issuance and delivery by the Company to Noteholder of (x) Warrants to purchase the number of shares of Company Common Stock set forth opposite the name of such Noteholder on Schedule 1 attached hereto in the column entitled “14C Warrant Shares”, (y) Takeback Promissory Note in the form attached hereto as Exhibit A and in the principal amount set forth opposite the name of such Noteholder on Schedule 1 attached hereto in the column entitled “Takeback Promissory Note”, free and clear of all Encumbrances (other than Permitted Encumbrances), and (z) Warrants to acquire the number of shares of Company Common Stock set forth opposite the name of such Noteholder on Schedule 1 attached hereto in the column entitled “Additional Warrant Shares”. The Noteholder hereby agrees that, upon the issuance and delivery by the Company to the Noteholder of (A) Warrants to purchase the number of shares of Company Common Stock set forth opposite the name of such Noteholder on Schedule 1 attached hereto in the column entitled “14C Warrant Shares”, (B) Takeback Promissory Note in the form attached hereto as Exhibit A and in the principal amount set forth opposite the name of such Noteholder on Schedule 1 attached hereto in the column entitled “Takeback Promissory Note”, and (C) Warrants to acquire the number of shares of Company Common Stock set forth opposite the name of such Noteholder on Schedule 1 attached hereto in the column entitled “Additional Warrant Shares”, the Existing Promissory Note (including any accrued and unpaid interest thereon) set forth opposite the name of the Noteholder on Schedule 1 attached hereto in the column entitled “Exchanged Notes” shall be cancelled, extinguished, discharged and deemed satisfied in full (without further action on the part of, or notice to, any Person).
Section 2.2
Closing.
(a)
The closing of the Transactions contemplated by this Agreement (the “Closing”) shall take place remotely via conference call and/or the electronic (i.e., email/PDF) exchange of the applicable closing documents and signatures on the date hereof (such date referred to as the “Closing Date”)
(b)
Deliveries by the Company. At the Closing, the Company shall deliver to the Noteholder each of the following:
(i)
a certificate of an officer of the Company, dated as of the Closing Date, certifying as being true and correct (w) the certificate of incorporation of the Company, (x) a copy of the resolutions (or written consent) of the Company’s board of directors authorizing the execution and delivery by the Company of this Agreement and the other Transaction Documents to which the Company is a party, and the consummation by the Company of the transactions contemplated hereby and thereby, (y) (to the extent required under applicable Law) a copy of the resolutions (or written consent) of the Company’s stockholder(s) authorizing the execution and delivery by the Company of this Agreement and the other Transaction Documents to which the Company is a party, and the consummation by the Company of the transactions contemplated hereby and thereby, and (z) the incumbency of the officers of the Company executing this Agreement;

(ii)
a certificate of good standing (or the equivalent thereof) for the Company issued by the applicable Governmental Entity of the jurisdiction of organization of the Company as of a date not more than ten (10) days prior to the Closing Date;
(iii)
the Takeback Promissory Note;
(iv)
the Warrants; and
(v)
a counterpart of each Transaction Document which the Company is required to execute and deliver pursuant to this Agreement, duly executed by the Company.
(c)
Deliveries by the Noteholder. At the Closing, the Noteholder shall deliver to the Company each of the following:
(i)
a counterpart of each Transaction Document which the Noteholder is required to execute and deliver pursuant to this Agreement, duly executed by such Noteholder; and
(ii)
a properly completed and duly executed Internal Revenue Service Form W-9 or W-8 along with a certification as to such Noteholder’s eligibility for an exemption from withholding on interest pursuant to Section 871(h) of the Internal Revenue Code if applicable;
(iii)
the Existing Promissory Note, or an Affidavit of Loss, for cancellation at Closing; and
(iv)
evidence of release (or agreement to release concurrently and automatically with the Closing) of all Encumbrances on the assets and properties of the Company that secure obligations under the Existing Promissory Note (including UCC-3 termination statements), in each case in form and substance satisfactory to the Company.
Section 2.3
Acknowledgements. The Company hereby acknowledges and agrees that:
(a)
it is in the best interests of the Company to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement and the other Transaction Documents insofar as the Company and its Subsidiaries will receive substantial economic, pecuniary and financial benefits from the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.
Article III

REPRESENTATIONS AND WARRANTIES
Section 3.1
Representations and Warranties of the Company. The Company hereby represents and warrants to the Noteholder that the statements made in this Section 3.1 are true and correct as of the date of this Agreement and as of the Closing Date.

(a)
Due Organization. The Company is duly organized, validly existing and in good standing under the Laws of the State of Delaware.
(b)
Authorization of Transaction. The Company has full entity power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is (or will be) a party, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and each of the other Transaction Documents to which it is (or will be) a party, and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all required corporate action on the part of the Company and no other corporate proceedings on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement and each such other Transaction Document or the consummation by the Company of the transactions contemplated hereby or thereby. This Agreement has been (or, in the case of each other Transaction Document to be entered into by the Company at or prior to the Closing, will be) duly executed and delivered by the Company, and this Agreement constitutes (or, in the case of each other Transaction Document to be entered into by the Company at or prior to the Closing, will constitute) a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and general principles of equity (whether considered in a proceeding at law or in equity). No filing or registration with, notification to, or authorization, consent or approval of any Governmental Entity is required to be made or obtained by the Company or any of its Subsidiaries in connection with the execution and delivery by the Company of the Transaction Documents to which it is (or will be) a party or the consummation by the Company of the transactions contemplated thereunder, except where the failure of any to obtain such filing or registration, notification or authorization, consent or approval would not, individually or in the aggregate, reasonably be expected to materially affect the Company and its Subsidiaries, taken as a whole.
(c)
No Conflict or Violation. The execution and delivery by the Company of this Agreement or any of the other Transaction Documents to which it is (or will be) a party, and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not (i) violate any applicable Law to which the Company is subject or bound, (ii) violate the articles or certificate of incorporation or formation, by-laws, limited liability company agreement or such other organizational documents of the Company except with respect to the foregoing as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to consummate the transactions contemplated hereby or thereby.
(d)
Taxes. The Company has filed all income Tax Returns and all other material Tax Returns that it was required to file (after giving effect to any valid extensions of time in which to make such filings). Any such Tax Returns were true, correct, and complete in all material respects.
(e)
Securities Law Matters. Assuming the accuracy of the representations and warranties of the Noteholder set forth in Section 3.2 hereof, the offer, issuance and delivery of the Exchanged Securities to the Noteholder pursuant to this Agreement are exempt (i) from the registration and prospectus delivery requirements of the Securities Act and (ii) from the registration or qualification requirements of applicable state securities laws.
(f)
NO OTHER REPRESENTATIONS. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE COMPANY IN SECTION 3.1, NEITHER THE COMPANY NOR ITS SUBSIDIARIES NOR ANY AFFILIATE THEREOF NOR ANY OTHER PERSON MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO THE COMPANY, ITS SUBSIDIARIES, OR ANY OTHER PERSON, OR ITS BUSINESSES, OPERATIONS, ASSETS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS, OR OTHERWISE, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE NOTEHOLDER OR ANY OF ITS RESPECTIVE AFFILIATES OR REPRESENTATIVES OF ANY DOCUMENTATION, FORECASTS, PROJECTIONS OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE COMPANY IN THIS SECTION 3.1, ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, ARE EXPRESSLY DISCLAIMED BY THE COMPANY, ITS SUBSIDIARIES, ANY AFFILIATE AND REPRESENTATIVE THEREOF AND ANY OTHER PERSON.
(g)
Reliance. In entering into this Agreement, the Company has relied solely upon its own investigation and analysis and the representations and warranties of the Noteholder expressly contained in Section 3.2, and the Company acknowledges that, other than as set forth in this Agreement, the Noteholder does not make or has not made any representation or warranty, either express or implied.
Section 3.2
Representations and Warranties of the Noteholder. The Noteholder hereby represents and warrants as to itself to the Company that the statements made in this Section 3.2 are true and correct as of the date of this Agreement and as of the Closing Date.
(a)
[Omitted].
(b)
Authorization of Transaction. This Agreement has been duly executed and delivered by such Noteholder, and this Agreement constitutes a valid and legally binding obligation of such Noteholder, enforceable against such Noteholder in accordance with its terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and general principles of equity (whether considered in a proceeding at law or in equity).
(c)
No Conflict or Violation. The execution and delivery by such Noteholder of this Agreement or any of the other Transaction Documents to which it is (or will be) a party, and the consummation by such Noteholder of the transactions contemplated hereby and thereby, do not and will not violate any applicable Law to which such Noteholder is subject or bound.

(d)
Ownership of Existing Promissory Note. Such Noteholder (i) is the sole beneficial owner of the Existing Promissory Note set forth opposite its name on Schedule 1 attached hereto in the column entitled “Exchanged Promissory Note”, (ii) has, with respect to the beneficial owners of such Existing Promissory Note, (x) full power and authority to vote on and consent to matters concerning such Existing Promissory Note (including all matters relating to such Existing Promissory Note as set forth in this Agreement and the other Transaction Documents), and (y) full power and authority to bind or act on the behalf of, such beneficial owners with respect to such Existing Promissory Note as to the matters relating to such Existing Promissory Note as set forth in this Agreement and the other Transaction Documents and (iii) have not assigned to any Person or granted any security interest in, any interest, claim or right whatsoever, in law or in equity, in any of such Noteholder’s rights relating to the collateral securing the Existing Promissory Note.
(e)
Securities Laws Matters. The Exchanged Securities being acquired by the Noteholder are being acquired by such Noteholder for its own account and not with a view to the sale or distribution of any part thereof in a manner which would require registration under the Securities Act, and except as contemplated by this Agreement, such Noteholder has no present intention of selling, granting any participation in, or otherwise distributing any of the Exchanged Securities of such Noteholder. Such Noteholder understands and acknowledges that the offering, issuance and sale of any of the Exchanged Securities will not be registered under the Securities Act on the grounds that the offer, issuance and sale of such Exchanged Securities are exempt from the registration requirements of the Securities Act. Such Noteholder is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. This warranty is made without prejudice, however, to Noteholder’s right at all times to sell or otherwise dispose of all or any part of such Exchanged Securities in compliance with applicable federal and state securities laws and nothing in this Agreement shall be deemed a representation or warranty by Noteholder to hold any of the Exchanged Securities for any period of time.
(f)
Reliance. In entering into this Agreement, the Noteholder has relied solely upon its own investigation and analysis and the representations and warranties of the Company expressly contained in Section 3.1, and the Noteholder acknowledges that, other than as set forth in this Agreement, neither the Company nor its Subsidiaries or any of their respective Affiliates or representatives makes or has made any representation or warranty, either express or implied.
(g)
NO OTHER REPRESENTATIONS. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE NOTEHOLDER IN SECTION 3.2, NEITHER THE NOTEHOLDER NOR ANY AFFILIATE THEREOF NOR ANY OTHER PERSON MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO THE NOTEHOLDER OR ANY OTHER PERSON, OR ITS BUSINESSES, OPERATIONS, ASSETS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR OTHERWISE. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE NOTEHOLDER IN THIS SECTION 3.2, ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, ARE EXPRESSLY DISCLAIMED

BY THE NOTEHOLDER, ANY AFFILIATE AND REPRESENTATIVE THEREOF AND ANY OTHER PERSON.

It is understood and agreed that the representations and warranties made by the Noteholder that is an investment manager of a beneficial owner of the Existing Promissory Note are made with respect to, and on behalf of, such beneficial owner and not such investment manager, and, if applicable, are made severally (and not jointly) with respect to the investment funds, accounts and other investment vehicles managed by such investment manager.

Article IV

COVENANTS
Section 4.1
Further Assurances.
(a)
Following the date of this Agreement and until the earlier of the Closing Date and the date on which this Agreement is terminated in accordance with Section 5.1, subject to the terms and conditions of this Agreement and applicable Law, each of the parties hereto shall use its respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and the other Transaction Documents.
(b)
Following the date of this Agreement the Company will use its best efforts to obtain the approval of its stockholders to amend the Company Certificate of Incorporation to authorize a sufficient number of shares to enable the Company to satisfy all of its obligations to issue to the Noteholder the shares of Company Common Stock that are issuable upon the exercise of the Warrants pursuant to this Agreement.
(c)
Following the date of this Agreement and until the earlier of the Closing Date and the date on which this Agreement is terminated in accordance with Section 5.1, subject to the terms and conditions of this Agreement, none of the parties hereto shall take any action or refrain from taking any action the effect of which would be to delay or impede the ability of the parties hereto to consummate the transactions contemplated by this Agreement, unless taking such action or refraining from taking such action is required by applicable Law.
(d)
Following the date of this Agreement and until the earlier of the Closing Date and the date on which this Agreement is terminated in accordance with Section 5.1, the Company, on the one hand, and the Noteholder, on the other hand, shall keep each other reasonably informed as to the status of matters relating to the completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notices or other communications received by any party hereto or by any of its Affiliates (as the case may be), from any third party and/or any Governmental Entity with respect to the transactions contemplated by this Agreement.
(e)
Subject to the terms and conditions of this Agreement and applicable Law, at and following the Closing, each of the parties hereto shall execute, acknowledge, file and use reasonable best efforts to deliver all such further documents, notices and other instruments, and cooperate and take such further actions, as may be reasonably necessary, proper or advisable to make effective the transactions contemplated by this Agreement and the other Transaction

Documents or effectuate, evidence or reflect of public record, the release of the security interests and liens referred to in this Agreement, and the Noteholder hereby authorizes the Company to file UCC termination statements and any intellectual property releases and mortgage releases.
Article V

TERMINATION
Section 5.1
Termination.
(a)
Termination of Agreement. This Agreement shall immediately and automatically terminate, with no further action on the part of or notice to any Person, upon the mutual written agreement of the parties hereto.
(b)
Effect of Termination. In the event that this Agreement is validly terminated in accordance with Section 5.1(a), then this Agreement shall become null and void and of no further force or effect, and there shall be no liability or obligation hereunder on the part of the Company, the Noteholder or any of their respective Affiliates, or any of their respective managers, directors, stockholders, members, partners, officers, employees, agents, representatives, successors or assigns, except that the provisions of this Section 5.1 (Termination), and Article VI (Miscellaneous), and any defined terms used in such Sections or Article, shall survive the termination of this Agreement and remain in full force and effect in accordance with its terms; provided, however, that in no event shall any such termination relieve any party hereto from liability for fraud or knowing or intentional breach or non-performance of its obligations hereunder (including fraudulent, knowing or intentional breach or non-performance of any representations, warranties, covenants or agreements of the Company or the Noteholder in this Agreement) prior to the date of such termination. For purposes of this Agreement, the failure to consummate the Closing pursuant to, and when required by, the terms of this Agreement shall constitute a knowing and intentional breach hereunder. Nothing in this Section 5.1 shall be deemed to impair the right of any party to bring any action or actions for specific performance, injunctive and/or other equitable relief (including, without limitation, the right of any party to compel specific performance by another party of its obligations under this Agreement).
Article VI

MISCELLANEOUS
Section 6.1
Noteholder Release. The Noteholder hereby irrevocably releases and forever discharges the Company, Antara and each of their Affiliates, Subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Noteholder (or any of its direct or indirect Subsidiaries, as applicable) ever had or now has against any Released Person that relate, directly or indirectly, to any acts or omissions of any Released Person with respect to or in connection with the Existing Promissory Note on or before the date of this Agreement.

Section 6.2
Survival of Representations and Warranties. None of the representations, warranties, covenants or agreements set forth in this Agreement or any Certificate or Instrument delivered in connection herewith shall survive the Closing and, accordingly, no claim or Action may be brought by any party hereto or any other Person in respect of any breach or alleged breach of this Agreement, any Certificate or Instrument delivered in connection with this Agreement or the transactions contemplated hereby, in each case, following the Closing, and, following the Closing, no party hereto shall otherwise have any liability or obligation of any kind to any other party hereto or any Affiliate thereof in respect of any breach or alleged breach thereof or the transactions contemplated hereby or thereby that occurs on or prior to the Closing (excluding the execution, delivery and performance of any separate agreement to be executed and delivered pursuant to this Agreement that on its terms survives the Closing or includes obligations to be performed or complied with after the Closing); provided, however, that the foregoing shall not apply to the covenants or agreements which contemplate performance or compliance on or after the Closing Date, which shall survive the Closing in accordance with the terms thereof.
Section 6.3
Assignment; Binding Effect. This Agreement and the rights and obligations hereunder are not assignable, directly or indirectly (by operation of Law or otherwise), unless such assignment is consented to in writing by each of the parties hereto and any attempted assignment without such required consents shall be void.
Section 6.4
Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 6.5
Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS OR OTHER ACTIONS BROUGHT AGAINST THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, AND ALL JUDICIAL PROCEEDINGS AND OTHER ACTIONS (INCLUDING ANY CLAIM, CROSS-CLAIM, THIRD-PARTY CLAIM OR PROCEEDING OF ANY KIND OR DESCRIPTION (WHETHER AT LAW OR IN EQUITY, IN CONTRACT OR IN TORT OR OTHERWISE)) OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF ANY DOCUMENT IN CONNECTION THEREWITH, IN ANY SUCH CASE SHALL BE BROUGHT EXCLUSIVELY IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH OF THE PARTIES HERETO IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURTS REFERRED TO IN THE IMMEDIATELY PRECEDING SENTENCE; (II) WAIVES ANY OBJECTIONS WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTIONS OR PROCEEDINGS BROUGHT AGAINST THE PARTIES HERETO ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN SUCH COURTS AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING

IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 6.5; AND (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. THE PARTIES HERETO IRREVOCABLY WAIVE, AND AGREE TO CAUSE THEIR RESPECTIVE SUBSIDIARIES TO WAIVE, THE RIGHT TO TRIAL BY JURY IN ANY ACTION TO ENFORCE OR INTERPRET THE PROVISIONS OF THIS AGREEMENT.
Section 6.6
Notices. All notices, requests, demands, document deliveries and other communications under this Agreement shall be in writing and shall be deemed to have been duly given, provided, made or received (a) when delivered personally, (b) when sent by electronic mail (“e-mail”) or facsimile, (c) one (1) Business Day after deposit with an overnight courier service or (d) three (3) Business Days after mailed by certified or registered mail, return receipt requested, with postage prepaid to the parties at the following addresses, facsimile numbers or e- mail addresses (or at such other address, facsimile number or e-mail address for a party as shall be specified by like notice):

If to the Noteholder, to:

The address, facsimile number or e-mail address set forth on the Noteholder’s signature page attached hereto.

If to the Company, to:

EVO Transportation
2075 W Pinnacle Peak Road, Suite 130
Phoenix, AZ 85027
E-mail: patrick.seul@evotransinc.com
Attention: Patrick Seul

With copies to:

Paul Hastings LLP

200 Park Avenue

New York, NY 10166

Facsimile: (212) 318-

E-mail: johnstorz@paulhastings.com

Attention: John Storz

Section 6.7
Headings. The headings contained in this Agreement are inserted for convenience only and shall not be considered in interpreting or construing any of the provisions contained in this Agreement.
Section 6.8
Fees and Expenses. Except as otherwise specified in this Agreement, each party hereto will bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.
Section 6.9
Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect to such subject matter.
Section 6.10
Interpretation. When a reference is made to an Article, Section, subsection, clause, Schedule or Exhibit, such reference shall be to an Article, Section, subsection, clause, Schedule or Exhibit of or to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, such words shall be deemed to be followed by the words “without limitation.” Any references to the masculine, feminine or neuter gender shall include such other genders and any references to the singular or plural shall include the other, in each case unless the context otherwise requires. The terms “Dollars” and “$” mean United States Dollars. If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
Section 6.11
Disclosure. Any exception, qualification or other disclosure with respect to a particular representation or warranty contained in this Agreement shall be deemed to be an exception, qualification or other disclosure with respect to all other representations and warranties contained in this Agreement to the extent that it is reasonably apparent on the face of such disclosure that such disclosure would apply to such other representations or warranties.
Section 6.12
Waiver and Amendment. Any term, condition or provision of this Agreement may be amended, supplemented, waived or modified if, and only if, any such amendment, supplement or modification is in writing and signed by the Company, the Noteholder and Antara, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party (or Antara in its capacity as a third-party beneficiary hereunder) in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
Section 6.13
Counterparts; Facsimile and PDF Signatures. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together will be deemed to be one and the same instrument binding upon all of the parties hereto notwithstanding the fact that all parties are not signatory to the original or the same counterpart. For purposes of this Agreement, facsimile and portable document format signatures shall be deemed originals.

Section 6.14
Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto, Antara, and their respective successors and permitted assigns, and nothing herein, express or implied, shall give or be construed to give to any other Person any legal or equitable rights hereunder.
Section 6.15
Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall: (i) not affect any other provision hereof and this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never comprised a part hereof; and (ii) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as possible.
Section 6.16
Specific Performance. Each party hereto acknowledges and agrees that (a) irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached or threatened to be breached, and (b) remedies at law would not be adequate to compensate the non-breaching party(ies). Accordingly, prior to a valid termination of this Agreement in accordance with this Agreement, each of the parties hereto shall have the right, in addition to any other rights and remedies existing in its favor, to an injunction or injunctions to prevent breaches or threatened breaches of the provisions of this Agreement and to enforce its rights hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief without the necessity of proving the inadequacy of money damages as a remedy. Prior to a valid termination of this Agreement, the right to equitable relief, including specific performance or injunctive relief, shall exist notwithstanding, and shall not be limited by, any other provision of this Agreement. Each of the parties hereto hereby waives any defense that a remedy at law is adequate and any requirement to post bond or other security in connection with actions instituted for injunctive relief, specific performance or other equitable remedies. Each of the parties hereto hereby agrees not to assert that specific performance, injunctive and other equitable remedies are unenforceable, violate public policy, invalid, contrary to Law or inequitable for any reason. The right of specific performance, injunctive and other equitable remedies is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties hereto would have entered into this Agreement.
Section 6.17
Limited Disclosure. Notwithstanding anything in this Agreement to the contrary, to comply with Treas. Reg. Section 1.6011-4(b)(3)(i), the Company and the Noteholder may disclose to any and all Persons, without limitation of any kind, the United States federal income tax treatment and structure of the transactions contemplated by this Agreement (including opinions or other tax analyses that are provided to any of them relating to such tax treatment and tax structure).

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

COMPANY:

EVO TRANSPORTATION & ENERGY SERVICES, INC.

By: /s/ Alexandre Zyngier
Name: Alexandre Zyngier
Title: Chairman of EVO Transportation & Energy Services, Inc. and Authorized Signatory

[Signature Page to Exchange Agreement]

HOLDER:

By: /s/ Robert Mendola
Robert Mendola

Notice Address:

2557 California St
San Francisco, CA 94115

E-mail: Jamie.mendola@gmail.com
Attention: Robert Mendola

[Signature Page to Exchange Agreement]

SCHEDULE 1

Noteholder	Exchanged Promissory Note	14C Warrant Shares	Takeback Promissory Note	Additional Warrant Shares
Robert Mendola	$165,226	428,114	$33,045.14	214,057

[Signature Page to Exchange Agreement]

Exhibit A

[Form of Takeback Promissory Note]

[Signature Page to Exchange Agreement]

Exhibit B

FORM OF AFFIDAVIT OF LOSS OF PROMISSORY NOTE

The undersigned hereby declares as follows:

1.
The undersigned, Robert Mendola, has knowledge of the facts stated herein.

2.
The undersigned is the sole lawful and beneficial owner and is entitled to possession of that certain promissory note (as amended, the “Existing Promissory Note”) providing for the issuance of 9% Secured Notes due July of 2020 by EVO Transportation & Energy Services Inc. (the “Company”). A copy of the Existing Promissory Note is attached hereto as Exhibit A.

3.
The Existing Promissory Note has been lost, stolen, or destroyed.

4.
The undersigned has not endorsed or assigned the Existing Promissory Note and the Existing Promissory Note has not been endorsed or assigned on behalf of the undersigned by any other person or entity. Neither the Existing Promissory Note nor any interest therein has been sold, assigned, transferred, endorsed, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner by the undersigned; the undersigned has not signed any power of attorney, stock power, or other assignment or authorization respecting the Existing Promissory Note which is now outstanding or in force.

5.
The undersigned has made a diligent search for the Existing Promissory Note, has been unable to find or recover the Existing Promissory Note, and makes this Affidavit of Loss for the purpose of surrendering the Existing Promissory Note to the Company for cancellation. The undersigned agrees to surrender immediately the Existing Promissory Note to the Company for cancellation without consideration should the Existing Promissory Note come into the possession, custody or control of the undersigned at any future time.

6.
The undersigned, for himself and his heirs, assigns, and personal and legal representatives, agrees at all times to indemnify and hold harmless the Company, its directors, officers, employees, agents, and affiliates and any person acting on behalf of or at the request of the Company, together with any successors and assigns of any of the foregoing, from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages, judgments, costs and expenses (including attorneys’ fees) whatsoever which any of such indemnities at any time shall or may sustain or incur (a) by reason of any claim which may be made in respect of the Existing Promissory Note, or (b) by reason of payment for or transfer, exchange or delivery of the Existing Promissory Note.

7.
In case the Existing Promissory Note shall be found by any person, then this Affidavit of Loss may be immediately enforced. This Affidavit of Loss shall be deemed a continuing obligation of the undersigned and successive recoveries may be had hereunder for the various matters in respect of which any indemnities shall from time to time become entitled to be indemnified.

[Affidavit of Loss Signature Page]

The undersigned declares that the foregoing is true and correct.

Executed this September [•], 2022.

Robert Mendola

[Affidavit of Loss Signature Page]

EXHIBIT A

[Signature Page to Exchange Agreement]